UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2008
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ACACIA RESEARCH CORPORATION
(Exact name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26068 (Commission File Number)	95-4405754 (I.R.S. Employer Identification No.)

500 Newport Center Drive,
Newport Beach, California  92660
(Address of Principal Executive Offices) (Zip Code)

(949) 480-8300
Registrant's telephone number, including area code

(Former Name or Former Address, if Changed since Last Report)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 31, 2008, we entered into the following new and amended employment agreements with the following named executive officers:

1.  Employment Agreement with Paul Ryan, Chief Executive Officer (principal executive officer);

2.  Employment Agreement with Robert L. Harris, President; and

3.  Amended Employment Agreement with Clayton J. Haynes, Chief Financial Officer, Sr. Vice President of Finance and Treasurer (principal financial officer).

Paul L. Ryan is employed as Chief Executive Officer with an annual salary of $337,910.  Robert L. Harris is employed as President with an annual salary of $331,834. Clayton J. Haynes, is employed as Chief Financial Officer, Sr. Vice President of Finance and Treasurer with an annual salary of $253,000.

All of the foregoing agreements provide that either party may terminate his agreement for any reason upon thirty (30) days advance notice.  Upon termination without cause, the executive officer will be eligible for payment pursuant to our then effective severance plan, if any.  Our current severance plan is disclosed on pages 25 and 26 of the Preliminary Proxy Statement filed with the Commission on March 26, 2008, under the title “Potential Payments Upon Termination or Change in Control” incorporated herein by reference.  In addition, the executive officer is eligible for an annual discretionary cash bonus of up to thirty percent (30%) of his base salary.  The cash bonus will be determined by the Compensation Committee upon consideration of personal performance, overall company performance and any other factors that the Compensation Committee elects to consider.

In addition, we entered into an Addendum to Employment Agreement with Edward Treska, Corporate Secretary, to add to his agreement that he is eligible for an annual discretionary cash bonus of up to thirty percent (30%) of his base salary.  The cash bonus will be determined by the Compensation Committee upon consideration of personal performance, overall company performance and any other factors that the Compensation Committee elects to consider.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1	Employment Agreement with Paul Ryan.
10.2	Employment Agreement with Robert L. Harris.
10.3	Amended Employment Agreement with Clayton J. Haynes.
10.4	Addendum to Employment Agreement with Edward Treska.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACACIA RESEARCH CORPORATION

Date: April 2, 2008	By:	/s/ Paul R. Ryan
Name: Paul R. Ryan
Title: Chairman and Chief Executive Officer

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